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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) June 15, 1999
                         ------------------------------


                          VERITAS SOFTWARE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     000-26247                77-0507675
----------------------------         ------------           ------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)


                                1600 Plymouth St.
                         Mountain View, California 94043
            --------------------------------------------------------
           (Address of principal executive offices including Zip Code)


       Registrant's telephone number, including area code: (650) 335-8000

                          -----------------------------



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Item 5: Other Events

                On July 15, 1999, VERITAS Software Corporation announced financial results for its second quarter ended June 30, 1999. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by this reference.



Item 7: Financial Statements and Exhibits.

        (c)     Exhibits


        99.1    Press release dated July 15, 1999.


                                    SIGNATURE



                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 26, 1999

                                        VERITAS SOFTWARE CORPORATION



                                        By: /s/ Jay A. Jones
                                           -------------------------------------
                                           Jay A. Jones
                                           Senior Vice President, Chief
                                           Administrative Officer & Secretary



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                                  EXHIBIT INDEX



99.1    Press release of the Company dated July 15, 1999.